SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 30, 2003

eLOYALTY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Item 7.	Financial Statements and Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 30, 2003, announcing eLoyalty’s first quarter 2003 results of operations.

Item 9.	Regulation FD Disclosure (furnished for purposes of Item 12, “Results of Operations and Financial Condition”)

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished pursuant to Item 12, “Results of Operations and Financial Condition,” is instead being furnished pursuant to Item 9, “Regulation FD Disclosure” pending SEC modification of the EDGAR filing system to accommodate Item 12 filings. This information, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 30, 2003, eLoyalty announced its results of operations for the first quarter of 2003. A copy of the press release announcing the company’s first quarter 2003 results is included as Exhibit 99.1 to this Form 8-K report and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: April 30, 2003	By:	/s/ Timothy Cunningham Timothy Cunningham Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 30, 2003, announcing eLoyalty’s first quarter 2003 results of operations.